HINTERLEGUNGSANWEISUNG                      ESCROW AGREEMENT

        DISTINCTIVE DEVICES INC.                 DISTINCTIVE DEVICES INC.
     ONE BRIDGE PLAZA NORTH, SUITE 100,       ONE BRIDGE PLAZA NORTH, SUITE 100,
            FORT LEE NJ 07024                        FORT LEE  NJ 07024
                   USA                                      USA

           (nachfolgend "DDI")                            ("DDI")


wird unter der aufschiebenden            Subject to the consent of Lloyds
Bedingung der Zustimmung der Lloyds      TSB Bank plc ("Lloyds Bank") as
TSB Bank plc ("Lloyds Bank")             condition precedent, DDI will
Inhaber von 50.000 nennwertlosen         become the owner of 50.000 shares
auf den Inhaber, die Benyw Zehnte        of galaxis technology AG (the
Vermogensverwaltungs AG, die Ihre        "Company"), which changed its
Firma in galaxis technology AG           corporate name from Benyw Zehnte
geandert hat, lautenden Stuckaktien      Vermogensverwaltungs AG to galaxis
der galaxis technology AG                technology AG. The shares will have
(nachfolgend "Gesellschaft").            no par value.


Die Gesellschaft ist eingetragen im      The Company is registered with the
Handelsregister des Amtsgerichts         commercial register at the local
Lubeck unter HRB 4762. Das               court in Lubeck under HRB 4762. The
Stammkapital der Gesellschaft            nominal capital of the Company is
betragt Euro 50.000,00 und ist           Euro 50,000.00 and split into
eingeteilt in 50.000 Aktien, die         50,000 shares, consolidated in one
samtlich in einer Globalurkunde vom      global share dated as of October
18. Oktober 1999 verbrieft sind.         18, 1999.


DDI respektiert, da(beta) 60% der        DDI honors that 60% of the shares
durch die vorgenannte Globalurkunde      consolidated in the global share
verbrieften Aktien an die Lloyds         are pledged to Lloyds Bank.
Bank verpfandet sind.


Die Globalurkunde wurde mit              The global share is held in escrow
Hinterlegungsanweisung vom 28. Marz      by Martin Gollasch, notary (the
2003, bestatigt durch Lloyds Bank        "Notary"), according to an escrow
am 5. Mai 2003 in die Verwahrung         agreement dated as of March 28,
des Notars Martin Gollasch (der          2003, affirmed by Lloyds Bank on
"Notar"), Lubeck, gegeben mit der        May 5, 2003 with the requirement to
Ma(beta)gabe, die Urkunde nur mit        only transfer the certificate with
vorheriger Zustimmung der Lloyds         the prior consent of Lloyds Bank to
Bank an wen auch immer                   whomever. Furthermore, any change
herauszugeben. Ferner bedarf jede        in the intention of the Notary to
Anderung des Besitzmittlungswillens      possess the shares for Lloyds Bank
des verwahrenden Notars der              is subject to the consent of Lloyds
Zustimmung der Lloyds Bank.              Bank.

Hievon ausgenommen ist ein               An exception hereto is the exchange
Zug-um-Zug Austausch der                 of the global share for individual
Globalurkunde bei                        shares if it is secured that 30,000
Einzelverbriefung, wenn                  shares or a global share covering
sichergestellt ist, dass 30.000          30,000 shares will remain with the
Aktien oder eine 30.000 Aktien           Notary. In this case, the consent
verkorpernde Globalurkunde beim          requirement of Lloyds Bank allude
verwahrenden Notar verbleiben. In        to the remaining 30,000 shares.
diesem Fall beziehen sich die
vorstehenden
Zustimmungserfordernisse der Lloyds
Bank auf die verbleibenden 30.000
Aktien


Der Notar ist ermachtigt,                The Notary is entitled to issue
Hinterlegungs-bescheinigungen            confirmations about the escrow
gem.ss.123 Abs. 3 AktG zu                ("Hinterlegungsbescheini-gungen")
erstellen.                               according to section 123 of the
                                         AktG.


Diese Vereinbarung unterliegt dem        This agreement is subject to German
deutschen Recht.                         law.


Der Text dieser Vereinbarung ist in      This agreement is in the German
der deutschen Sprache. Die               language. The English translation
englische Ubersetzung dient              serves for information purposes
ausschliesslich zu                       only.
Informationszwecken.


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




Lubeck, January 14, 2004


DISTINCTIVE DEVICES INC.

By:    /s/ Sanjay Mody
       ----------------------------------
Name:  Sanjay Mody
Title: President & CEO


By:    /s/ Martin Gollasch
       ----------------------------------
Name:  Martin Gollasch
Title: Rechtsanwalt und Notar


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